SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                      AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2001


                     Aquistar Ventures (USA), Inc.
               -----------------------------------------
         (Exact name of registrant as specified in its charter)


NEVADA                                                 91-1975651
------                                                 ----------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)

Suite 314-837 West Hastings Street
Vancouver, BC Canada                                    V6C 3N6
----------------------------------                      -------
(Address of principal executive offices)               (Zip Code)

Registrants telephone number, including area code    604-642-6410
                                                     ------------
Commission File Number: 0-28535

------------------------------                        -----------
(Former name or former address,                         (Zip Code)
if changed since last report.)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     See Item 2 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 2, 2001, the issuer ("Aquistar") acquired 100% of the issued and outstanding capital stock of Custom Branded Networks, Inc., a Delaware corporation ("CBN") in exchange for 25,000,000 common shares of Aquistar. Prior to the acquisition, Aquistar had a total of 25,463,008 common shares issued and outstanding of which approximately 95% were held by a total of six persons, namely, Veronica Beckett, Wagstall Developments Ltd., Elvira Cusano, Paolo Stinghi, Alexander Ozer, and Donald Currie (the "old controlling group"). Following the acquisition, approximately 62% of Aquistar is held by a total of three persons, namely, John P. Platt, Steve Browning and T. Randolph Catanese who can now effectively control Aquistar as a group (the "new controlling group").

There is no material relationship between between the new controlling group and the old controlling group. Consideration for the acquisition was determined by the prior board of directors as being appropriate since the business of CBN will constitute substantially all of the business operations of Aquistar following the acquisition. As a condition of the acquisition, the former board of directors tendered their resignations and the new controlling group was installed as members of the board of directors together with two additional persons to be nominated by them.

CBN provides turnkey private label Internet solutions to businesses and private organizations that desire to affiliate with a customer base via the Internet.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     See Item 2 above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Attached at Exhibit A is proforma financial information demonstrating the acquisition set forth in Item 2 above.

Exhibits
--------
None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquistar Ventures (USA), Inc.

/s/ Steve Browning
-------------------------
Steve Browning, President

Date: April 20, 2001

                               EXHIBIT A

                      AQUISTAR VENTURES (USA) INC.

        INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

     AS AT DECEMBER 31, 2000, AND FOR THE YEAR ENDED JUNE 30, 2000 AND
                THE SIX MONTHS ENDED DECEMBER 31, 2000
                        (Stated in U.S. Dollars)



The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes give effect to the acquisition of Custom Branded Networks, Inc. by Aquistar Ventures (USA) Inc. Since the transaction resulted in the former shareholders of Custom Branded Networks, Inc. owning the majority of the issued shares of Aquistar Ventures (USA) Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by Custom Branded Networks, Inc. of the net assets and liabilities of Aquistar Ventures (USA) Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and these pro-forma consolidated statements of operations have been prepared utilizing the historical financial statements of Aquistar Ventures (USA) Inc. and Custom Branded Networks, Inc., and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

These pro-forma consolidated statements of operations have been prepared as if the "reverse take-over" had been consummated on July 1, 1999 under the purchase method of accounting and carried through to December 31, 2000. The pro-forma balance sheet has been prepared as if the acquisition was consummated on December 31, 2000.

This pro-forma financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the "reverse take-over" transaction occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                        AQUISTAR VENTURES (USA) INC.

                    PRO-FORMA CONSOLIDATED BALANCE SHEET

                              DECEMBER 31, 2000
                          (Stated in U.S. Dollars)

----------------------------------------------------------------------
                             Aquistar  Custom
                             Ventures  Branded
                               (USA)   Networks,
                                Inc.     Inc.   Adjustments Proforma
----------------------------------------------------------------------


ASSETS

Cash                        $    778 $  37,577              $  38,355

Receivables                      796    25,029                 25,825

Other                             -      6,100                  6,100

Capital Assets                13,654     1,507                 15,161
                            --------  --------              ---------
                            $ 15,228 $  70,213              $  85,441

======================================================================

LIABILITIES

Accounts Payable            $ 96,641 $  13,936 $ (96,641)   $  13,936

Deferred Revenue                 -     173,527                173,527

Convertible Notes                -     425,000                425,000
                            --------  --------              ---------
                              96,641   612,463                612,463
                            --------  --------              ---------

Share Capital

Common Shares                335,362         3    15,228       15,231
                                                (335,362)
Additional Paid-In Capital    10,038    35,044    96,641       35,044
                                                (106,679)
Contributed Surplus            5,509       -      (5,509)         -

Cumulative Translation
Adjustment                       316       -        (316)         -

Deficit                     (432,638) (577,297)  432,638     (577,297)
                            --------  --------              ---------
                             (81,413) (542,250)              (527,022)
                            --------  --------              ---------
                            $ 15,228 $  70,213              $  85,441

======================================================================

                      AQUISTAR VENTURES (USA) INC.
            PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                       YEAR ENDED JUNE 30, 2000
                       (Stated in U.S. Dollars)

----------------------------------------------------------------------
                             Aquistar  Custom
                             Ventures  Branded
                               (USA)   Networks,
                                Inc.     Inc.   Adjustments Proforma
----------------------------------------------------------------------

Revenue                     $    -   $     -                $    -

Expenses                      47,147   159,909               (207,056)
                            --------  --------              ---------
Loss                        $(47,147)$(159,909)             $(207,056)
======================================================================

Loss Per Share                                              $   (0.01)

Weighted Average Number
Of Shares Outstanding                                      40,463,008
======================================================================

                       AQUISTAR VENTURES (USA) INC.

             PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  SIX MONTHS ENDED DECEMBER 31, 2000
                        (Stated in U.S. Dollars)

----------------------------------------------------------------------
                             Aquistar  Custom
                             Ventures  Branded
                               (USA)   Networks,
                                Inc.     Inc.   Adjustments Proforma
----------------------------------------------------------------------

Revenue                     $    -   $     -                $    -

Expenses                      12,013   417,388               (429,401)

Loss                        $(12,013)$(417,388)             $(429,401)
======================================================================

Loss Per Share                                              $   (0.01)
======================================================================

Weighted Average Number
Of Shares Outstanding                                      40,463,008
======================================================================

                      AQUISTAR VENTURES (USA) INC.

      NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
           BALANCE SHEET AND PRO-FORMA STATEMENTS OF OPERATIONS

     YEAR ENDED JUNE 30, 2000 AND SIX MONTHS ENDED DECEMBER 31, 2000
                        (Stated in U.S. Dollars)


1.	ORGANIZATION AND BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statements of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Aquistar Ventures (USA) Inc. and Custom Branded Networks, Inc., for the year ended June 30, 2000 and for the six months ended December 31, 2000, considering the effects of the reverse take-over transaction as if the transaction was completed effective July 1, 1999 in the case of the pro-forma consolidated statements of operations, and effective December 31, 2000 in the case of the pro-forma consolidated balance sheet.


2.	ASSUMPTION

The number of shares used in the calculation of the pro-forma loss per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated July 1, 1999.


3.	PRO-FORMA ADJUSTMENTS

a) Reclassify, as a contribution to additional paid-in capital, certain debts of Aquistar Ventures (USA) Inc. settled privately by certain shareholders of Aquistar Ventures (USA) Inc. as a condition of the share purchase transaction.

b)    Record the reverse take-over transaction.